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Scudder Asset Management Fund

Premier Class

Semiannual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Asset Management Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

Asset Management Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Asset Management Fund	Nasdaq Symbol	CUSIP Number
Premier Class	BTAMX	055847404

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns*
Scudder Asset Management Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Premier Class	-15.35%	-10.31%	-4.47%	2.20%	7.27%
S&P 500 Index+	-28.36%	-20.49%	-12.89%	-1.63%	8.56%
Salomon Broad Investment Grade Bond Index+	8.25%	8.35%	9.41%	7.81%	7.08%
Asset Allocation Index - Long Range+	-13.94%	-8.61%	-3.45%	2.68%	8.00%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Premier Class
Net Asset Value: 9/30/02	$ 9.12
3/31/02	$ 10.92
Distribution Information: Six Months: Income Dividends	$ .14

Premier Class Lipper Rankings* - Flexible Portfolio Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	139	of	282	50
3-Year	78	of	200	39
5-Year	34	of	142	24

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $5,000,000 Investment
[] Scudder Asset Management Fund - Premier Class [] S&P 500 Index+ [] Salomon Broad Investment Grade Bond Index+ [] Asset Allocation Index - Long Range+

Comparative Results*
Scudder Asset Management Fund		1-Year	3-Year	5-Year	Life of Class**
Premier Class	Growth of $5,000,000	$4,484,500	$4,358,500	$5,573,500	$9,426,500
	Average annual total return	-10.31%	-4.47%	2.20%	7.27%
S&P 500 Index+	Growth of $5,000,000	$3,975,500	$3,305,000	$4,606,000	$10,471,500
	Average annual total return	-20.49%	-12.89%	-1.63%	8.56%
Salomon Broad Investment Grade Bond Index+	Growth of $5,000,000	$5,417,500	$6,549,500	$7,281,000	$9,254,500
	Average annual total return	8.35%	9.41%	7.81%	7.08%
Asset Allocation Index - Long Range+	Growth of $5,000,000	$4,569,500	$4,501,000	$5,708,000	$10,001,000
	Average annual total return	-8.61%	-3.45%	2.68%	8.00%

The growth of $5,000,000 is cumulative.

* Returns and rankings during all periods shown reflect a fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on September 16, 1993. Index comparisons begin September 30, 1993.
+ Asset Allocation Index - Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Salomon Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Asset Management Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Asset Management Portfolio in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Lead Manager of the master Portfolio.

Head of global and tactical asset allocation.

Joined Deutsche Asset Management in 1999 and began managing the master Portfolio in 2000.

Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

Over eleven years of investment industry experience.

Bachelor's degree in Economics from Northeastern University; Master's degree in Social Science from California Institute of Technology and Ph.D in Political Science from University of California at Irvine.

Robert Wang

Director of Deutsche Asset Management and Co-Manager of the master Portfolio.

Joined Deutsche Asset Management in 1995 and began managing the master Portfolio in 2000.

Fixed income trader for J.P. Morgan from 1982 to 1995.

Over twenty years of investment industry experience.

Bachelor's degree in Economics from the Wharton School at the University of Pennsylvania.

In the following interview, New York-based Portfolio Managers Janet Campagna and Robert Wang discuss the investment strategy and market environment for Scudder Asset Management Fund (formerly Deutsche Asset Management Fund) for the six-month period ended September 30, 2002. They also offer an outlook for the months ahead.

Q: How did Asset Management Fund perform during the first half of fiscal year 2002?

A: The total return for Scudder Asset Management Fund Premier shares fell 15.35 percent for the six-month period ended September 30, 2002. This was much less than the 28.36 percent plunge in the unmanaged Standard & Poor's 500 index for the period. The fund also outperformed the Lipper Flexible Portfolio Funds category average, the fund's peer group, which dropped 15.99 for the six-month period ended September 30, 2002.

As the second calendar quarter began, the fund was overweight equities, as our team agreed with the majority view that, based on economic indicators and fair equity valuations, a slow recovery was in progress. We thus positioned the fund to take advantage of the anticipated economic rebound. The fund was slightly underweight in bonds. This positioning had a negative impact on the fund's performance during April, when corporate governance and accounting concerns led to criminal arrests, and dramatic equity market volatility bolstered a flight to quality into the US Treasury market.

By May, we had moved to an underweighting in US equities, which boosted the fund's performance through June. However, an overweighting in certain international equity markets, such as Germany, France, and to a lesser extent, Japan, hurt the fund's performance during these months. Also in May, the opportunity for capital growth in US bonds seemed comparatively less attractive in our view, and thus the fund remained modestly underweight in this asset class. This position, together with allocations to Australian and German bonds, resulted in a relatively neutral effect for the last two months of the quarter.

On the currency front, the fund benefited from strong currency positioning during the second calendar quarter, as overweightings in the euro and British pound and an underweighting in the US dollar bolstered the fund's performance.

Q: Did you make asset allocation changes during the third calendar quarter?

A: We shifted the fund to an overweighting in US equities during July and August based on our analysis of valuations. This positioning slightly boosted performance as did the fund's position in Australian equities and Canadian bonds. However, overweightings in Japanese and German equities and an underweighting in US bonds hurt the fund's performance. By September, the fund had tactically shifted back to an underweight position in the poorly performing US equity market. Still, overweightings in the European equity markets continued to be a drag on performance. The fixed income allocation, while overweight, also detracted from performance. Within the asset class, an overweighting in international bonds was a plus, but it was not enough to outweigh the mild negative of an underweighting in US bonds. With an overweighting in the euro and the Canadian dollar and an underweighting in the US dollar, the fund's currency positioning throughout the third calendar quarter had a neutral effect on performance.

Our model's assessment of a wide variety of factors supported the fund's allocation throughout the semiannual period. Scudder Asset Management Fund's asset weightings* were 53.13 percent in US equities, 6.57 percent in international equities, 35.30 percent in bonds and 5.00 percent in cash and other short-term instruments as of September 30, 2002.

* Asset weightings include market value of futures contracts as of the end of the semiannual period.

Q: What were some of the factors that supported the fund's equity and bond allocations?

A: Based on the first nine months, it looks as if 2002 is shaping up to be a third painful year for US and international equity investors and a continuation of the two-decade bull market in government bonds. Historically, stocks have generally risen in the first year of economic recovery following a recession. Yet in 2002, US and European equity markets continued to fall since the bottom of the recession last autumn. Perfect economic foresight over the semi-annual period - which saw a surprising rebound in US economic growth, rising corporate profits, low inflation, stable, low central bank interest rates and falling bond yields - would have led to a very bullish, and very inaccurate, US stock market forecast. Indeed, our positions in both the second and third quarters of 2002 were slightly overweight equities and underweight fixed income in anticipation of both an economic and profit recovery. Of course, this positioning came under fire in the third quarter when fears of a double-dip recession along with media coverage of expanding corporate accounting debacles, lackluster corporate earnings announcements, and increasing tensions in the Middle East and Iraq contributed to the US equity market's negative performance and an ongoing flight to quality into the US Treasury market.

Japan was a bright spot during the period when set against highly pessimistic expectations a year ago. Valuations on a conventional price/book basis remained at a 17-year low and this, as well as further intervention from the authorities, is likely, in our view, to be supportive of Japanese equities in the face of any deteriorating economic fundamentals. On the other hand, we are becoming deeply concerned about the economic prospects in Europe. The worry is that fiscal deficits are drifting higher, and that, to date, the European Central Bank has not responded to sluggish economic growth with any significant monetary stimulus. Also, while companies in the US have taken aggressive action to restrain investment spending, employment, and wages, their European counterparts have not. Perhaps the best news for the markets in Europe is just how far profit forecasts have now been cut. In the short run, forecast downgrades are detrimental to the markets, but this also leaves room for companies to beat expectations and thus bolster investor optimism. At the same time, European equity valuations remain quite reasonable and attractive, in our view, and thus the fund remained and will likely continue to be overweighted in European equities for some time.

Clearly, there are forces that make this bear market unique. Accounting scandals have called into question the reliability of corporate profit data. While fraud has affected only a handful of companies, the broader issues of option expense and pension liability have also come into play. A second factor extending the bear market has been a deteriorating geopolitical situation, especially in the Middle East. Yet another source of uncertainty comes from the economic cycle itself. This past spring, leading economic indicators peaked and have subsequently declined. Though we believe a double-dip recession is unlikely, weakness in cyclical indicators has led to an ongoing decline of equities and a rally in bonds.

Besides weak stock markets, other fundamental factors support the remarkable continuation of a lower interest rate environment for bonds. Inflation is falling around the world in response to low, post-recession levels of capital and labor utilization. Also, markets have become convinced that any central bank interest rate hike will be delayed for some time, and there is even the possibility of further interest rate cuts. This has led to a rally along the entire yield curve.

Q: How did currency allocation affect the fund?

A: On the currency front, our focus over the semi-annual period was on the US current account deficit. The deficit has remained wide through the economic downturn and, in our view, the cumulative effect on US net indebtedness is becoming alarming. As long as the rest of the world remains unattractive to international investors, the US can continue to fund its deficit with ease. In fact, much of the capital inflows over the last several months reflect Asian central banks intervening to prevent their currencies from appreciating and buying US Treasuries with the proceeds. A rise in aggregate demand outside the US would increase the competition for capital and risk undermining the dollar. But it should also narrow the US current account deficit. Thus, we selectively underweighted the US dollar versus the euro, the British pound and the Australian and Canadian dollars and anticipate maintaining this position.

Q: What is your outlook for the months ahead?

A: We anticipate the fund may be overweighted in equities, modestly overweighted in fixed income and underweight in cash. We continue to foresee an environment of heightened volatility, and therefore we feel strongly about maintaining maximum diversification.

The world economic recovery, which began the year with unexpected vigor, now seems to be stalling. Oil prices have moved from being a significant stimulus to a drag as fears about the situation in Iraq have combined with a relatively tight supply/demand scenario. Also, financial pressures on companies have intensified. The weakness of equities has made this market a difficult source of finance, while corporate credibility problems have reduced the willingness of both bond investors and banks to lend. Overall, there has been significant monetary stimulus in our judgment even though none of the major central banks cut interest rates this year.

Getting equity markets to reverse their bear trend will require, in our view, a combination of two factors. First, corporate profits need to rise meaningfully and steadily, both on a reported and operating basis. This process began in the second half of 2001 and needs to continue. A sustained economic and profit recovery should reduce investor fears about a double dip recession. Employment needs to rise, and capital spending must continue to move in a positive direction. The second catalyst for better markets would be a positive resolution of the Iraqi crisis. We believe that positive news flow would lower oil prices and unleash the value in stock markets. We further believe that while fixed income yields are at historic lows, bonds will remain well supported until equities find a surer footing. Should corporate profits firm up and the global economy rebound, corporate bonds should provide particularly significant performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	3/31/02

Stocks	52%	52%
Bonds	37%	35%
Short-Term Instruments	11%	13%
	100%	100%

Five Largest Common Stock Holdings at September 30, 2002 (7.6% of Portfolio)
1. Microsoft Corp. Developer of computer software	1.7%
2. General Electric Co. Industrial conglomerate	1.7%
3. Wal-Mart Stores, Inc. Operator of discount stores	1.5%
4. Exxon Mobil Corp. Manufacturer of household and personal care products	1.5%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	1.2%

Five Largest Fixed Income Long-Term Securities at September 30, 2002 (7.9% of Portfolio)
1. US Treasury Bond 7.25%, 5/15/2016	1.9%
2. Chase Mortgage Finance Corp. 6.75%, 10/25/28	1.6%
3. Conseco Finance 5.21%, 11/15/2029	1.5%
4. Harrisburg, PA, Multi Family Housing Revenue 10.00%, 7/15/24	1.5%
5. Greenpoint Manufactured Housing 7.33%, 8/15/2020	1.4%

Asset allocation is based on market value of total investments in the Portfolio and is subject to change.

For more complete details about the fund's investment portfolio, see page 24. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002 (Unaudited)
Assets
Investment in the Portfolio, at value	$ 307,983,196
Cash	4,164
Receivable for Fund shares sold	4,948
Due from administrator	4,751
Total assets	307,997,059
Liabilities
Payable for Fund shares redeemed	469,333
Other accrued expenses and payables	24,850
Total liabilities	494,183
Net assets, at value	$ 307,502,876
Net Assets
Net assets consist of: Undistributed net investment income	2,384,065
Net unrealized appreciation (depreciation) on: Investments	(49,000,415)
Futures	(1,938,229)
Foreign currency related transactions	26,613
Accumulated net realized gain (loss)	(43,583,775)
Paid-in capital	399,614,617
Net assets, at value	$ 307,502,876
Net Asset Value
Net Asset Value, offering and redemption price per share ($307,502,876 / 33,718,023 shares of capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2002 (Unaudited)
Investment Income
Total income allocated from Asset Management Portfolio	$ 6,343,267
Less allocated expenses[a]	(1,046,482)
Net investment income allocated from Asset Management Portfolio	5,296,785
Expenses: Administrator service fees	285,236
Reports to shareholders	13,086
Auditing fees	6,718
Legal fees	6,568
Trustees' fees and expenses	5,884
Registration fees	6,220
Other	2,632
Total expenses, before expense reductions	326,344
Expense reductions	(326,344)
Total expenses, after expense reductions	-
Net investment income (loss)	5,296,785
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(18,716,580)
Futures	(11,549,391)
Foreign currency related transactions	3,339,367
(26,926,604)
Net unrealized appreciation (depreciation) during the period on: Investments	(38,379,307)
Futures	(1,887,066)
Foreign currency related transactions	(38,945)
(40,305,318)
Net gain (loss) on investment transactions	(67,231,922)
Net increase (decrease) in net assets resulting from operations	$ (61,935,137)

a For the six months ended September 30, 2002, the Asset Management Portfolio waived fees in the amount of $506,716 which was allocated to the fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations: Net investment income (loss)	$ 5,296,785	$ 11,997,120
Net realized gain (loss) on investment transactions	(26,926,604)	(6,938,011)
Net unrealized appreciation (depreciation) on investment transactions during the period	(40,305,318)	3,266,895
Net increase (decrease) in net assets resulting from operations	(61,935,137)	8,326,004
Distributions to shareholders from: Net investment income	(5,449,688)	(10,599,179)
Net realized gains	-	(381,159)
Fund share transactions: Proceeds from shares sold	20,987,130	90,175,748
Reinvestment of distributions	5,449,094	10,597,366
Cost of shares redeemed	(89,350,976)	(77,030,527)
Net increase (decrease) in net assets from Fund share transactions	(62,914,752)	23,742,587
Increase (decrease) in net assets	(130,299,577)	21,088,253
Net assets at beginning of period	437,802,453	416,714,200
Net assets at end of period (includes undistributed net investment income of $2,384,065 and $2,536,968, respectively)	$ 307,502,876	$ 437,802,453
Other Information
Shares outstanding at beginning of period	40,095,378	37,962,347
Shares sold	2,093,147	8,190,840
Shares issued to shareholders in reinvestment of distributions	527,937	975,848
Shares redeemed	(8,998,439)	(7,033,657)
Net increase (decrease) in Fund shares	(6,377,355)	2,133,031
Shares outstanding at end of period	33,718,023	40,095,378

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended March 31,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.92	$ 10.98	$ 14.44	$ 13.11	$ 14.50	$ 12.05
Income (loss) from investment operations: Net investment income (loss)	.15[b]	.31	.41	.33	.47	.37
Net realized and unrealized gain (loss) on investment transactions	(1.81)	(.08)	(1.79)	1.44	1.29	3.60
Total from investment operations	(1.66)	.23	(1.38)	1.77	1.76	3.97
Less distributions from: Net investment income	(.14)	(.28)	(.30)	(.31)	(.45)	(.37)
In excess of net investment income	-	-	-	-	(.27)	-
Net realized gains on investment transactions	-	(.01)	(1.78)	(.13)	(2.43)	(1.15)
Total distributions	(.14)	(.29)	(2.08)	(.44)	(3.15)	(1.52)
Net asset value, end of period	$ 9.12	$ 10.92	$ 10.98	$ 14.44	$ 13.11	$ 14.50
Total Return (%)[c]	(15.35)**	2.13	(10.90)	13.83	12.83	34.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	438	417	512	570	497
Ratio of expenses before expense reductions, including expenses of the Asset Management Portfolio (%)	.94*	.91	.93	.93	.93	.92
Ratio of expenses after expense reductions, including expenses of the Asset Management Portfolio (%)	.55*	.55	.59	.60	.60	.60
Ratio of net investment income (loss) (%)	2.80*	2.84	3.20	2.69	2.89	2.97
[a] For the six months ended September 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Asset Management Fund ("Scudder Asset Management Fund" or the "Fund"), a diversified series of the BT Pyramid Mutual Funds (the "Company") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Asset Management Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc.").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

The Portfolio's financial statements accompany this report.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets. On September 30, 2002, the Fund owned approximately 81% of the Asset Management Portfolio.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $12,112,366 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010, the expiration date, whichever occurs first.

In addition, at March 31, 2002, the Fund incurred approximately $993,549 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolios appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At March 31, 2002, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from foreign currency transactions, investments in foreign bond futures, differing treatments of partnership tax allocations and distribution reclassifications. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

	Undistributed NII	Undistributed Net Realized Gain/Loss	Paid-In Capital
Asset Management Fund	$ 962,046	$ 2,662,386	$ (3,624,432)

At March 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ 2,762,031
Capital loss carryforwards	$ 12,112,366

In addition, during the year ended March 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 10,506,872
Distributions from long-term capital gains	$ 473,466

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the six months ended September 30, 2002, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund to 0.60% including expenses of the Portfolio. Furthermore, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund to 0.55% including expenses of the Portfolio. The Advisor and Administrator may terminate this voluntary waiver and reimbursement at any time without notice to the shareholders. Under these agreements, the Advisor and Administrator waived and absorbed $326,344 of expenses, which includes expenses incurred by the Asset Management Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2002
	$ 285,236	$ -

ICCC is also the Fund's accounting and tranfer agent.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Other Information

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that for funds organized as master/feeder funds, Deutsche Asset Management, Inc. would continue as investment advisor of each master portfolio of the feeder funds. In each case, it is proposed that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the master portfolios. These changes are expected to be completed, pending Board and shareholder approval and satisfaction of certain other conditions, within three to six months.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Asset Management Fund, a series of BT Pyramid Mutual Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	314,176,379	1,947,266
S. Leland Dill	314,176,386	1,947,259
Martin J. Gruber	314,176,365	1,947,279
Richard T. Hale	314,176,387	1,947,258
Joseph R. Hardiman	314,176,378	1,947,267
Richard J. Herring	314,176,387	1,947,258
Graham E. Jones	314,176,378	1,947,267
Rebecca W. Rimel	314,176,616	1,947,029
Philip Saunders, Jr.	314,176,387	1,947,258
William N. Searcy	314,176,358	1,947,287
Robert H. Wadsworth	314,176,379	1,947,266

Investment Portfolio as of September 30, 2002 (Unaudited)

Asset Management Portfolio

	Shares	Value ($)

Common Stocks 50.0%
Consumer Discretionary 7.2%
Auto Components 0.2%
Cooper Tire & Rubber Co.	9,000	145,260
Dana Corp.	3,900	51,012
Delphi Automotive Systems Corp.	14,300	122,265
Goodyear Tire & Rubber Co.	4,100	36,449
Johnson Controls, Inc.	2,300	176,686
TRW, Inc.	3,300	193,215
Visteon Corp.	3,500	33,145
		758,032
Automobiles 0.4%
Ford Motor Co.	45,800	448,840
General Motors Corp.	16,100	626,290
Harley-Davidson, Inc.	7,600	353,020
		1,428,150
Hotel Restaurants & Leisure 0.6%
Carnival Corp. "A"	11,700	293,670
Darden Restaurants, Inc.	4,300	104,232
Harrah's Entertainment, Inc.*	4,500	216,945
Hilton Hotels Corp.	9,500	108,110
International Game Technology*	3,300	228,162
Marriott International, Inc. "A"	11,400	330,486
Starbucks Corp.*	13,700	283,727
Starwood Hotels & Resorts Worldwide, Inc.	5,100	113,730
Wendy's International, Inc.	5,300	175,483
YUM! Brands, Inc.*	10,300	285,413
		2,139,958
Household Durables 0.3%
American Greeting Corp. "A"	6,400	103,040
Black & Decker Corp.	2,100	88,053
Centex Corp.	1,500	66,525
Fortune Brands, Inc.	2,200	104,038
KB Home	4,500	219,780
Leggett & Platt, Inc.	1,200	23,748
Maytag Corp.	2,000	46,360
Newell Rubbermaid, Inc.	6,800	209,916
Pulte Homes, Inc.	1,500	63,945
The Stanley Works	2,200	71,874
Whirlpool Corp.	4,200	192,612
		1,189,891
Internet & Catalog Retailing 0.1%
eBay, Inc.*	8,500	448,885
Leisure Equipment & Products 0.2%
Brunswick Corp.	9,800	206,192
Eastman Kodak Co.	7,400	201,576
Hasbro, Inc.	4,300	47,859
Mattel, Inc.	11,100	199,911
		655,538
Media 1.8%
AOL Time Warner, Inc.*	112,800	1,319,760
Clear Channel Communications, Inc.*	17,800	618,550
Comcast Corp. "A"*	23,810	496,677
Dow Jones & Co., Inc.	2,100	80,661
Gannett Co., Inc.	5,600	404,208
Knight-Ridder, Inc.	2,100	118,461
McGraw-Hill, Inc.	3,700	226,514
New York Times Co. "A"	5,500	249,975
Omnicom Group, Inc.	4,700	261,696
TMP Worldwide, Inc.*	2,800	25,200
Tribune Co.	5,800	242,498
Univision Communications, Inc. "A"*	9,400	214,320
Viacom, Inc. "B"*	46,600	1,889,630
Walt Disney Co.	51,600	781,224
		6,929,374
Multiline Retail 2.1%
Big Lots, Inc.*	2,900	45,907
Costco Wholesale Corp.*	13,900	449,943
Dillard's, Inc.	2,200	44,396
Dollar General Corp.	8,401	112,741
Federated Department Stores, Inc.*	7,400	217,856
J.C. Penney Co., Inc.	2,500	39,800
Kohl's Corp.*	9,700	589,857
Nordstrom, Inc.	3,400	60,996
Sears, Roebuck & Co.	8,100	315,900
Target Corp.	16,800	495,936
The May Department Stores Co.	4,200	95,634
Wal-Mart Stores, Inc.	110,900	5,460,716
		7,929,682
Specialty Retail 1.2%
AutoZone, Inc.*	4,700	370,642
Bed Bath & Beyond, Inc.*	12,100	394,097
Best Buy Co., Inc.*	4,800	107,088
Circuit City Stores - Circuit City Group	5,300	80,295
Gap, Inc.	22,200	240,870
Home Depot, Inc.	64,600	1,686,060
Lowe's Companies, Inc.	23,700	981,180
Office Depot, Inc.*	13,600	167,824
RadioShack Corp.*	4,300	86,258
Sherwin-Williams Co.	3,800	89,984
Staples, Inc.*	17,900	228,941
TJX Companies, Inc.	3,800	64,600
Toys ''R'' Us, Inc.*	8,700	88,566
		4,586,405
Textiles, Apparel & Luxury Goods 0.3%
Jones Apparel Group, Inc.*	5,600	171,920
Liz Claiborne, Inc.	5,600	139,720
NIKE, Inc. "B"	8,700	375,666
Reebok International Ltd.*	8,100	202,905
The Limited, Inc.	600	8,604
VF Corp.	7,100	255,458
		1,154,273
Consumer Staples 5.0%
Beverages 1.6%
Adolph Coors Co. "B"	900	50,670
Anheuser-Busch Companies, Inc.	22,000	1,113,200
Brown-Forman Corp. "B"	500	33,475
Coca-Cola Co.	58,700	2,815,252
Coca-Cola Enterprises, Inc.	11,300	240,012
Pepsi Bottling Group, Inc.	7,100	166,140
PepsiCo, Inc.	44,700	1,651,665
		6,070,414
Food & Drug Retailing 0.5%
Albertson's, Inc.	2,400	57,984
CVS Corp.	6,900	174,915
Kroger Co.*	20,200	284,820
Safeway, Inc.*	12,200	272,060
Supervalu, Inc.	3,400	54,910
Sysco Corp.	16,800	476,952
Walgreen Co.	23,400	719,784
Winn-Dixie Stores, Inc.	3,600	47,232
		2,088,657
Food Products 0.8%
Archer Daniels Midland Co.	16,700	208,917
ConAgra Foods, Inc.	16,800	417,480
General Mills, Inc.	9,200	408,664
H.J. Heinz Co.	8,900	296,993
Hershey Foods Corp.	3,500	217,175
Kellogg Co.	10,300	342,475
McDonald's Corp.	28,000	494,480
Sara Lee Corp.	19,800	362,142
William Wrigley Jr. Co.	5,700	282,093
		3,030,419
Household Products 1.2%
Clorox Co.	5,800	233,044
Colgate-Palmolive Co.	13,700	739,115
Kimberly-Clark Corp.	11,600	657,024
Procter & Gamble Co.	32,900	2,940,602
		4,569,785
Personal Products 0.3%
Avon Products, Inc.	6,000	276,600
Gillette Co.	23,900	707,440
		984,040
Tobacco 0.6%
Philip Morris Companies, Inc.	57,100	2,215,480
R.J. Reynolds Tobacco Holdings, Inc.	2,300	92,736
UST, Inc.	1,600	45,136
		2,353,352
Energy 3.1%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	8,700	252,561
BJ Services Co.*	7,100	184,600
Halliburton Co.	11,100	143,301
Nabors Industries Ltd.*	6,200	203,050
Noble Corp.*	6,000	186,000
Rowan Companies, Inc.	6,800	126,752
Schlumberger Ltd.	14,700	565,362
Transocean Sedco Forex, Inc.	8,200	170,560
		1,832,186
Oil & Gas 2.6%
Amerada Hess Corp.	2,300	156,124
Anadarko Petroleum Corp.	9,900	440,946
Burlington Resources, Inc.	5,100	195,636
ChevronTexaco Corp.	25,900	1,793,575
ConocoPhillips	17,101	790,747
Devon Energy Corp.	4,000	193,000
EOG Resources, Inc.	2,900	104,284
Exxon Mobil Corp.	168,900	5,387,910
Kerr-McGee Corp.	6,200	269,328
Marathon Oil Corp.	4,400	99,792
Occidental Petroleum Corp.	6,700	190,146
Sunoco, Inc.	2,000	60,320
Unocal Corp.	3,800	119,282
		9,801,090
Financials 10.0%
Banks 4.1%
AmSouth Bancorp.	12,900	267,546
Bank of America Corp.	38,000	2,424,400
Bank of New York Co., Inc.	18,400	528,816
Bank One Corp.	29,700	1,110,780
BB&T Corp.	9,800	343,392
Charter One Financial, Inc.	5,985	177,874
Comerica, Inc.	4,500	216,990
Fifth Third Bancorp.	13,700	838,851
First Tennessee National Corp.	3,300	114,411
FleetBoston Financial Corp.	26,500	538,745
Golden West Financial Corp.	5,900	366,862
Huntington Bancshares, Inc.	1,800	32,742
J.P. Morgan Chase & Co.	50,400	957,096
KeyCorp	14,000	349,580
Marshall & Ilsley Corp.	2,500	69,725
National City Corp.	18,300	522,099
North Fork Bancorp., Inc.	4,100	155,144
Northern Trust Corp.	5,600	211,232
PNC Financial Services Group	7,100	299,407
Regions Financial Corp.	3,300	107,811
SouthTrust Corp.	5,300	128,525
SunTrust Banks, Inc.	7,200	442,656
Synovus Financial Corp.	3,800	78,356
U.S. Bancorp.	44,299	823,075
Union Planters Corp.	7,900	216,934
Wachovia Corp.	34,600	1,131,074
Washington Mutual, Inc.	28,200	887,454
Wells Fargo & Co.	43,000	2,070,880
Zions Bancorp.	2,400	104,472
		15,516,929
Diversified Financials 3.4%
American Express Co.	33,700	1,050,766
Bear Stearns Companies, Inc.	2,500	141,000
Capital One Finance Corp.	5,600	195,552
Charles Schwab Corp.	35,000	304,500
Citigroup, Inc.	132,300	3,922,695
Countrywide Credit Industries, Inc.	5,600	264,040
Fannie Mae	24,000	1,428,960
Franklin Resources, Inc.	4,100	127,510
Freddie Mac	17,600	983,840
Goldman Sachs Group, Inc.	12,200	805,566
Household International, Inc.	11,600	328,396
Lehman Brothers Holdings, Inc.	6,200	304,110
MBNA Corp.	32,300	593,674
Merrill Lynch & Co., Inc.	21,800	718,310
Moody's Corp.	7,100	344,350
Morgan Stanley	16,100	545,468
Providian Financial Corp.*	7,300	35,770
SLM Corp.	3,900	363,246
State Street Corp.	8,400	324,576
Stilwell Financial, Inc.	5,600	67,592
		12,849,921
Insurance 2.3%
Ace Ltd.	6,600	195,426
AFLAC, Inc.	10,300	316,107
Allstate Corp.	18,000	639,900
AMBAC Financial Group, Inc.	2,700	145,503
American International Group, Inc.	66,000	3,610,200
Aon Corp.	6,900	141,381
Chubb Corp.	300	16,449
Cincinnati Financial Corp.	4,000	142,320
Hartford Financial Services Group, Inc.	6,300	258,300
Jefferson-Pilot Corp.	3,900	156,390
John Hancock Financial Services, Inc.	4,600	127,880
Lincoln National Corp.	4,700	143,585
Loews Corp.	4,800	205,872
Marsh & McLennan Companies, Inc.	11,700	487,188
MBIA, Inc.	3,800	151,810
MetLife, Inc.	17,800	405,128
MGIC Investment Corp.	2,700	110,241
Principal Financial Group, Inc.*	9,100	238,238
Prudential Financial, Inc.*	17,500	499,800
Safeco Corp.	3,300	104,874
St. Paul Companies, Inc.	5,700	163,704
Torchmark Corp.	700	23,982
Travelers Property Casualty Corp.*	25,300	342,311
UnumProvident Corp.	2,400	48,840
XL Capital Ltd. "A"	3,500	257,250
		8,932,679
Real Estate 0.2%
Equity Office Properties Trust (REIT)	7,700	198,814
Equity Residential (REIT)	3,900	93,366
Plum Creek Timber Co., Inc. (REIT)	4,700	106,267
Simon Property Group, Inc. (REIT)	6,900	246,537
		644,984
Health Care 7.6%
Biotechnology 0.5%
Amgen, Inc.*	34,300	1,430,310
Biogen, Inc.*	3,800	111,226
Chiron Corp.*	7,000	244,580
Genzyme Corp. (General Division)*	5,500	113,355
MedImmune, Inc.*	6,400	133,568
		2,033,039
Health Care Equipment & Supplies 0.9%
Bausch & Lomb, Inc.	1,300	43,121
Baxter International, Inc.	2,700	82,485
Becton, Dickinson & Co.	3,700	105,080
Biomet, Inc.	12,100	322,223
Boston Scientific Corp.*	12,900	407,124
C.R. Bard, Inc.	1,300	71,019
Guidant Corp.*	10,000	323,100
Medtronic, Inc.	28,600	1,204,632
St. Jude Medical, Inc.*	8,700	310,590
Stryker Corp.	3,700	213,120
Zimmer Holdings, Inc.*	4,900	187,866
		3,270,360
Health Care Providers & Services 1.2%
Aetna, Inc.	3,700	132,497
AmerisourceBergen Corp.	2,600	185,692
Anthem, Inc.*	3,600	234,000
Cardinal Health, Inc.	11,400	709,080
CIGNA Corp.	3,500	247,625
HCA, Inc.	13,000	618,930
Health Management Associates, Inc.*	10,200	206,244
HEALTHSOUTH Corp.*	10,000	41,500
Humana, Inc.*	4,300	53,320
Manor Care, Inc.*	6,100	137,128
McKesson Corp.	7,200	203,976
Quintiles Transnational Corp.*	3,000	28,530
Tenet Healthcare Corp.*	15,800	782,100
UnitedHealth Group, Inc.	7,700	671,594
Wellpoint Health Networks, Inc.*	4,700	344,510
		4,596,726
Pharmaceuticals 5.0%
Abbott Laboratories	39,400	1,591,760
Allergan, Inc.	6,400	348,160
Bristol-Myers Squibb Co.	49,100	1,168,580
Eli Lilly & Co.	28,400	1,571,656
Forest Laboratories, Inc.*	6,700	549,467
Johnson & Johnson	75,300	4,072,224
King Pharmaceuticals, Inc.*	6,300	114,471
Merck & Co., Inc.	49,300	2,253,503
Pfizer, Inc.	156,600	4,544,532
Pharmacia Corp.	32,600	1,267,488
Schering-Plough Corp.	37,000	788,840
Watson Pharmaceuticals, Inc.*	5,600	137,256
Wyeth	23,000	731,400
		19,139,337
Industrials 5.8%
Aerospace & Defense 0.9%
Boeing Co.	21,300	726,969
General Dynamics Corp.	500	40,665
Goodrich Corp.	2,700	50,976
Honeywell International, Inc.	20,700	448,362
Lockheed Martin Corp.	11,400	737,238
Northrop Grumman Corp.	2,200	272,888
Raytheon Co.	10,100	295,930
Rockwell Collins, Inc.	1,100	24,134
United Technologies Corp.	12,000	677,880
		3,275,042
Air Freight & Logistics 0.6%
FedEx Corp.	9,200	460,644
Ryder System, Inc.	1,600	39,888
United Parcel Service, Inc. "B"	28,200	1,763,346
		2,263,878
Airlines 0.1%
AMR Corp.*	4,000	16,720
Delta Air Lines, Inc.	3,200	29,728
Southwest Airlines Co.	19,700	257,282
		303,730
Building Products 0.1%
American Standard Companies, Inc.*	3,000	190,860
Masco Corp.	18,300	357,765
		548,625
Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.*	5,000	36,750
Apollo Group, Inc. "A"*	8,000	347,440
Automatic Data Processing, Inc.	13,500	469,395
Avery Dennison Corp.	1,300	74,074
Cendant Corp.*	38,200	411,032
Cintas Corp.	2,400	100,608
Concord EFS, Inc.*	13,000	206,440
Convergys Corp.*	4,400	66,132
Deluxe Corp.	1,600	72,096
Equifax, Inc.	200	4,348
First Data Corp.	19,300	539,435
Fiserv, Inc.*	7,400	207,792
H&R Block, Inc.	7,900	331,879
Pitney Bowes, Inc.	3,900	118,911
R.R. Donnelley & Sons Co.	9,200	216,292
Robert Half International, Inc.*	9,200	146,004
Sabre Holdings Corp.*	11,100	214,785
Waste Management, Inc.	12,100	282,172
		3,845,585
Construction & Engineering 0.0%
Fluor Corp.	2,000	48,880
McDermott International, Inc.*	1,600	9,808
		58,688
Electrical Equipment 0.2%
American Power Conversion Corp.*	12,600	120,456
Cooper Industries, Inc. "A"	4,900	148,715
Emerson Electric Co.	8,700	382,278
Molex, Inc.	4,900	115,248
Power-One, Inc.*	2,000	5,960
Thomas & Betts Corp.*	7,100	100,039
		872,696
Industrial Conglomerates 2.1%
3M Co.	9,900	1,088,703
General Electric Co.	244,300	6,021,995
Textron, Inc.	1,300	44,330
Tyco International Ltd.	50,500	712,050
		7,867,078
Machinery 0.6%
Cummins, Inc.	4,200	99,204
Danaher Corp.	3,900	221,715
Deere & Co.	9,500	431,775
Dover Corp.	2,100	53,298
Eaton Corp.	1,800	114,732
Illinois Tool Works, Inc.	6,400	373,312
Ingersoll-Rand Co. "A"	4,300	148,092
ITT Industries, Inc.	4,700	292,951
Navistar International Corp.	5,100	110,568
PACCAR, Inc.	7,700	260,183
		2,105,830
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	6,700	160,264
CSX Corp.	5,400	142,452
Norfolk Southern Corp.	5,700	115,083
Union Pacific Corp.	6,400	370,368
		788,167
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	500	21,275
Information Technology 6.6%
Communications Equipment 1.0%
ADC Telecommunications, Inc. *	20,300	23,345
Andrew Corp.*	2,500	16,375
Avaya, Inc.*	9,200	13,156
CIENA Corp.*	11,000	32,670
Cisco Systems, Inc.*	191,600	2,007,968
Comverse Technologies, Inc.*	4,700	32,853
Corning, Inc.*	24,200	38,720
JDS Uniphase Corp.*	34,700	67,596
Lucent Technologies, Inc.*	87,700	66,652
Motorola, Inc.	73,600	749,248
QUALCOMM, Inc.*	19,500	538,590
Scientific-Atlanta, Inc.	10,000	125,100
Tellabs, Inc.*	10,400	42,328
		3,754,601
Computers & Peripherals 1.6%
Apple Computer, Inc.*	9,000	130,500
Dell Computer Corp.*	68,900	1,620,528
EMC Corp.*	56,700	259,119
Gateway, Inc.*	8,300	24,651
Hewlett-Packard Co.	76,501	892,761
International Business Machines Corp.	43,200	2,522,448
Lexmark International, Inc.*	5,000	235,000
NCR Corp.*	6,100	120,780
Network Appliance, Inc.*	8,500	62,305
Sun Microsystems, Inc.*	83,300	215,747
		6,083,839
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	11,800	154,108
Jabil Circuit, Inc.*	15,300	226,134
Millipore Corp.	1,200	38,148
PerkinElmer, Inc.	3,200	17,440
Sanmina Corp.*	13,500	37,395
Solectron Corp.*	20,900	44,099
Symbol Technologies, Inc.	5,800	44,486
Tektronix, Inc.*	6,500	106,795
Waters Corp.*	3,400	82,450
		751,055
Internet Software & Services 0.0%
Yahoo!, Inc.*	15,200	145,464
IT Consulting & Services 0.1%
Computer Sciences Corp.*	4,400	122,276
Electronic Data Systems Corp.	12,100	169,158
SunGard Data Systems, Inc.*	7,200	140,040
Unisys Corp.*	8,300	58,100
		489,574
Office Electronics 0.0%
Xerox Corp.*	18,500	91,575
Semiconductor Equipment & Products 1.4%
Advanced Micro Devices, Inc.*	8,700	46,458
Altera Corp.*	9,900	85,833
Analog Devices, Inc.*	5,300	104,410
Applied Materials, Inc.*	48,600	561,330
Applied Micro Circuits Corp.*	7,600	21,736
Broadcom Corp. "A"*	12,800	136,704
Intel Corp.	168,900	2,346,021
KLA-Tencor Corp.*	7,700	215,138
Linear Technology Corp.	6,400	132,608
LSI Logic Corp.*	9,400	59,690
Maxim Integrated Products, Inc.*	11,500	284,740
Micron Technology, Inc.*	15,300	189,261
National Semiconductor Corp.*	4,600	54,924
Novellus Systems, Inc.*	7,400	153,994
NVIDIA Corp.*	3,900	33,384
PMC-Sierra, Inc.*	4,200	16,296
QLogic Corp.*	5,200	135,408
Teradyne, Inc.*	4,600	44,160
Texas Instruments, Inc.	43,800	646,926
Xilinx, Inc.*	8,700	137,791
		5,406,812
Software 2.3%
Autodesk, Inc.	3,000	38,010
BMC Software, Inc.*	6,200	81,034
Citrix Systems, Inc.*	4,700	28,341
Computer Associates International, Inc.	14,800	142,080
Compuware Corp.*	9,600	29,280
Electronic Arts, Inc.*	4,700	310,012
Intuit, Inc.*	7,100	323,263
Mercury Interactive Corp.*	4,200	72,072
Microsoft Corp.*	138,600	6,055,444
Novell, Inc.*	9,300	19,530
Oracle Corp.*	137,500	1,080,750
Parametric Technology Corp.*	6,600	11,880
PeopleSoft, Inc.*	11,000	136,070
Rational Software Corp.*	4,900	21,168
Siebel Systems, Inc.*	12,200	70,150
VERITAS Software Corp.*	16,200	238,302
		8,657,386
Materials 1.5%
Chemicals 0.7%
Air Products & Chemicals, Inc.	3,900	163,839
Dow Chemical Co.	25,700	701,867
E.I. du Pont de Nemours & Co.	20,100	725,007
Eastman Chemical Co.	3,900	148,863
Ecolab, Inc.	1,300	54,249
Great Lakes Chemicals Corp.	1,200	28,824
Hercules, Inc.*	2,700	24,867
Monsanto Co.	11,600	177,364
PPG Industries, Inc.	4,200	187,740
Praxair, Inc.	4,100	209,551
Rohm & Haas Co.	3,400	105,400
Sigma-Aldrich Corp.	3,600	177,372
		2,704,943
Construction Materials 0.0%
Vulcan Materials Co.	300	10,848
Containers & Packaging 0.2%
Ball Corp.	4,600	231,794
Bemis Company, Inc.	4,300	212,420
Pactiv Corp.*	8,600	141,470
Sealed Air Corp.*	12,000	202,680
Temple-Inland, Inc.	1,400	54,082
		842,446
Metals & Mining 0.4%
Alcoa, Inc.	21,400	413,020
Allegheny Technologies, Inc.	2,100	14,532
Freeport McMoRan Copper & Gold, Inc. "B"*	15,800	212,668
Newmont Mining Corp.	10,000	275,100
Nucor Corp.	2,000	75,800
Phelps Dodge Corp.*	5,200	133,276
United States Steel Corp.	2,600	30,186
Worthington Industries, Inc.	11,700	218,790
		1,373,372
Paper & Forest Products 0.2%
Boise Cascade Corp.	1,500	34,200
Georgia-Pacific Corp.	5,800	75,922
International Paper Co.	12,300	410,697
Louisiana-Pacific Corp.*	2,700	17,469
MeadWestvaco Corp.	5,100	97,971
Weyerhaeuser Co.	5,600	245,112
		881,371
Telecommunication Services 1.6%
Diversified Telecommunication Services 1.5%
AT&T Corp.	97,300	1,168,573
BellSouth Corp.	29,900	548,964
CenturyTel, Inc.	3,600	80,748
Citizens Communications Co.*	7,200	48,816
Qwest Communications International, Inc.*	42,700	97,356
SBC Communications, Inc.	75,000	1,507,500
Sprint Corp.	27,700	252,624
Verizon Communications, Inc.	69,000	1,893,360
		5,597,941
Wireless Telecommunication Services 0.1%
AT&T Wireless Services, Inc.*	69,200	285,104
Nextel Communications, Inc. "A"*	23,000	173,650
Sprint Corp. (PCS Group)*	25,300	49,588
		508,342
Utilities 1.6%
Electric Utilities 1.3%
Allegheny Energy, Inc.	3,100	40,610
Ameren Corp.	7,400	308,210
CINergy Corp.	6,700	210,581
CMS Energy Corp.	3,500	28,210
Consolidated Edison, Inc.	7,400	297,628
Constellation Energy Group, Inc.	800	19,832
Dominion Resources, Inc.	7,000	355,110
DTE Energy Co.	6,200	252,340
Edison International*	15,700	157,000
Entergy Corp.	3,600	149,760
Exelon Corp.	9,900	470,250
FirstEnergy Corp.	10,100	301,889
FPL Group, Inc.	4,500	242,100
PG&E Corp.*	17,200	193,672
Pinnacle West Capital Corp.	5,000	138,800
PPL Corp.	3,000	97,620
Progress Energy, Inc.	7,600	310,612
Public Service Enterprise Group, Inc.	2,600	79,300
Reliant Energy, Inc.	7,700	77,077
Southern Co.	20,700	595,746
TECO Energy, Inc.	3,900	61,932
TXU Corp.	9,000	375,390
Xcel Energy, Inc.	10,100	94,031
		4,857,700
Gas Utilities 0.2%
El Paso Corp.	14,800	122,396
KeySpan Corp.	5,900	197,650
Kinder Morgan, Inc.	6,300	223,335
NICOR, Inc.	1,100	31,020
NiSource, Inc.	9,800	168,854
Peoples Energy Corp.	900	30,321
Sempra Energy	9,300	182,745
		956,321
Multi-Utilities & Unregulated Power 0.1%
AES Corp.*	13,500	33,885
Calpine Corp.*	9,500	23,465
Duke Energy Corp.	21,100	412,505
Dynegy, Inc. "A"	9,000	10,440
Mirant Corp.*	10,300	22,763
Williams Companies, Inc.	13,300	30,058
		533,116
Total Common Stocks (Cost $263,731,907)		190,531,406

	Principal Amount ($)	Value ($)

Corporate Bonds 7.5%
Energy 0.9%
Consumers Energy Co., 6.25%, 9/15/2006	1,885,000	1,787,843
Progress Energy, Inc., 6.85%, 4/15/2012	1,560,000	1,689,670
		3,477,513
Financials 2.3%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	2,810,000	3,258,195
Erac USA Finance Co., 8.25%, 5/1/2005	1,095,000	1,204,655
Household Finance Corp.:
5.75%, 1/30/2007	330,000	321,125
6.5%, 1/24/2006	720,000	726,191
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,660,000	1,732,625
Verizon Global Funding Corp., 7.25%, 12/1/2010	1,375,000	1,438,729
		8,681,520
Health Care 0.6%
Health Care Service Corp., 7.75%, 6/15/2011	1,895,000	2,136,152
Industrials 1.8%
Dow Chemical Co., 6.0%, 10/1/2012	1,440,000	1,510,394
Questar Market Resources, 7.0%, 1/16/2007	2,035,000	2,209,874
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	2,766,189	3,038,233
		6,758,501
Utilities 2.0%
Dominion Resources, Inc., 5.7%, 9/17/2012	840,000	865,250
Enogex, Inc., 8.125%, 1/15/2010	3,125,000	3,555,703
Old Dominion Electric, 6.25%, 6/1/2011	2,605,000	2,914,940
Potomac Edison Co., 8.0%, 6/1/2024	140,000	150,331
		7,486,224
Total Corporate Bonds (Cost $26,377,993)		28,539,910

Asset Backed 8.2%
Automobile Receivables 2.4%
Felco Funding II LLC, 7.72%, 12/15/2005	3,140,000	3,271,622
Household Automotive Trust "A4", Series 2001-3, 4.37%, 12/17/2008	2,730,000	2,840,356
Ryder Vehicle Lease Trust, 5.81%, 8/15/2006	2,855,000	3,014,479
		9,126,457
Credit Card Receivables 0.3%
CitiBank Credit Card Master Trust, 5.875%, 3/10/2011	1,000,000	1,110,195
Home Equity Loans 3.5%
Advanta Mortgage Loan Trust "A-6", Series 2000-2, 7.72%, 3/25/2015	1,883,000	2,114,438
Conseco Finance:
"AF5", Series 1999-H, 5.21%, 11/15/2029	5,030,000	5,533,605
"AF6", Series 2000-B, 7.8%, 5/15/2020	3,652,852	3,913,181
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	835,000	957,879
Federal Home Loan Mortgage Corp., 4.688%, 9/25/2027	720,000	734,386
		13,253,489
Manufactured Housing Receivables 2.0%
Greenpoint Manufactured Housing:
"A2", Series 1999-1, 6.01%, 8/15/2015	2,495,026	2,543,101
"A3", Series 1999-5, 7.33%, 8/15/2015	4,880,000	5,175,072
		7,718,173
Total Asset Backed (Cost $29,457,301)		31,208,314

Foreign Bonds - US$ Denominated 3.1%
Arcel Finance Ltd., 5.984%, 2/1/2009	2,735,000	2,930,115
Autopista Del Maipo, 7.373%, 6/15/2022	2,690,000	2,898,018
Eastern Energy Ltd, Series TCRS, 7.25%, 12/1/2016	2,875,000	3,409,132
PF Export Receivable Master Trust, 6.6%, 12/1/2011	2,050,000	2,302,806
Principal Financial Group, 8.2%, 8/15/2009	235,000	273,577
Total Foreign Bonds - US$ Denominated (Cost $10,414,256)		11,813,648

US Government & Agencies 2.8%
US Treasury Bond:
6.0%, 2/15/2026	1,332,000	1,552,664
7.25%, 5/15/2016	5,449,000	7,074,758
US Treasury Note, 6.0%, 8/15/2009	1,633,000	1,912,076
Total US Government & Agencies (Cost $10,047,309)		10,539,498

US Government Agency Pass-Thrus 1.3%
Federal National Mortgage Association:
6.26%, 6/1/2009	1,869,915	2,117,261
6.361%, 7/1/2008	1,825,046	2,031,155
9.0%, 11/1/2030	946,481	1,017,240
Total US Government Agency Pass-Thrus (Cost $4,566,027)		5,165,656

Collateralized Mortgage Obligations 7.1%
Chase Mortgage Finance Corp., Series 1998-S6, 6.75%, 10/25/2028	5,520,000	5,773,138
Countrywide Home Loans, Series 2001-24, 6.25%, 1/25/2032	2,934,799	3,043,680
Federal Home Loan Mortgage Corp.:
"PE", Series 2512, 5.5%, 10/15/2022	1,725,000	1,712,063
"BD", Series 2453, 6.0%, 5/15/2017	1,000,000	1,064,426
"PE", Series 2208, 7.0%, 12/15/2028	710,000	733,184
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	410,000	414,502
"A2", Series 2002-W10, 4.7%, 8/25/2042	410,000	414,773
5.5% with various maturities until 8/25/2012	4,010,000	4,199,864
"QN", Series 2001-51, 6.0%, 10/25/2016	1,865,000	1,984,157
"A3", Series 2002-T12, 7.5%, 5/25/2042	750,000	803,719
GE Capital Mortgage Services, Inc., 7.0%, 11/25/2007	3,420,087	3,467,250
Wells Fargo Mortgage Backed Securities Trust, Series 2001-15, 6.5%, 7/25/2031	3,410,000	3,541,524
Total Collateralized Mortgage Obligations (Cost $25,964,750)		27,152,280

Municipal Investments 4.7%
Connecticut, Industrial Development Revenue, Development Authority, Series A, 8.375%, 10/15/2004	540,000	571,547
Greater Kentucky, Multi Family Housing Revenue, Housing Assistance Corp, Series B, 7.2%, 2/1/2006	1,035,000	1,048,652
Harrisburg, PA, Multi Family Housing Revenue, 10.0%, 7/15/2024	5,340,000	5,345,447
Lansing, MI, Water & Sewer Revenue, Board Water & Light Water Supply Steam, Series B, 7.3%, 7/1/2006	3,155,000	3,626,862
Maryland, Hospital & Healthcare Revenue, Hospital Healthcare Systems Inc., 7.865%, 2/15/2027	855,000	1,042,980
Pennsylvania, Transportation/Tolls Revenue, Port Authority, Series A, 7.27%, 1/1/2007	930,000	1,081,330
Ross County, OH, Water Co., Inc., Water Revenue, 8.25%, 8/1/2025	2,435,000	2,838,431
Suffolk, VA, Multi Family Housing Revenue, Redevelopment and Housing Authority, Series T, 6.6%, 7/1/2015	1,985,000	2,304,704
Total Municipal Investments (Cost $16,649,988)		17,859,953

US Treasury Obligations 1.7%
US Treasury Bills:
1.657%**, 10/24/2002	575,000	574,423
1.687%**, 10/17/2002	5,790,000	5,786,011
Total US Treasury Obligations (Cost $6,360,108)		6,360,434

	Shares	Value ($)

Investment in Affiliated Investment Company 9.1%
Deutsche Cash Management Fund Institutional	34,542,927	34,542,927
Total Investment in Affiliated Investment Company (Cost $34,542,927)		34,542,927

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $428,112,566) (a)	95.5	363,714,026
Other Assets and Liabilities, Net	4.5	17,262,958
Net Assets	100.0	380,976,984

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $447,464,871. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $83,750,845. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,589,554 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $91,340,399.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At September 30, 2002, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
10 Year CBT US Treasury Note	12/19/2002	94	10,420,448	10,895,188
Total unrealized depreciation on open futures contracts				(474,740)

At September 30, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
10 Year Canada Bond	12/18/2002	173	11,945,806	11,706,021
DAX Index	12/20/2002	29	1,599,509	2,023,342
FTSE 100 Index	12/20/2002	137	7,072,951	7,984,431
MIB 30 Index	12/20/2002	19	1,715,564	2,034,366
S&P 500 Index	12/19/2002	48	9,597,179	9,780,000
S&P 500 EMINI Index	12/20/2002	6	219,981	244,500
S&P/TSE 60 Index	12/19/2002	169	6,955,811	7,366,448
Topix Index	12/12/2002	53	4,086,778	3,972,606
Total unrealized depreciation on open futures contracts				(1,918,135)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002 (Unaudited)
Assets
Investments in unaffiliated issuers, at value (cost $393,569,639)	$ 329,171,099
Investments in affiliated investment companies, at value (cost $34,542,927)	34,542,927
Total investments, at value	363,714,026
Cash	65,800
Foreign currency, at, value (cost $9,372,387)	9,443,911
Receivable for investments sold	9,797,796
Dividends receivable	267,483
Interest receivable	1,305,273
Receivable for shares of beneficial interest subscribed	45
Receivable for daily variation margin on open futures contracts	152,717
Unrealized appreciation on forward foreign currency exchange contracts	127,989
Total assets	384,875,040
Liabilities
Payable for investments purchased	3,610,897
Unrealized depreciation on forward foreign currency exchange contracts	173,098
Accrued Advisory fee	58,107
Other accrued expenses and payables	55,954
Total liabilities	3,898,056
Net assets, at value	$ 380,976,984

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2002 (Unaudited)
Investment Income
Dividends from affiliated investment companies	$ 136,516
Dividends from unaffiliated issuers (net of foreign taxes withheld of $2,555)	1,809,360
Interest	5,944,742
Total income	7,890,618
Expenses: Advisory fees	1,539,711
Administrator service fees	236,878
Audit fees	14,810
Trustees' fees and expenses	5,885
Other	12,264
Total expenses, before expense reductions	1,809,548
Expense reductions	(506,716)
Total expenses, after expense reductions	1,302,832
Net investment income (loss)	6,587,786
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(23,027,110)
Futures	(14,258,507)
Foreign currency related transactions	4,468,763
(32,816,854)
Net unrealized appreciation (depreciation) during the period on: Investments	(48,628,841)
Futures	(2,329,711)
Foreign currency related transactions	(48,082)
(51,006,634)
Net gain (loss) on investment transactions	(83,823,488)
Net increase (decrease) in net assets resulting from operations	$ (77,235,702)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations: Net investment income (loss)	$ 6,587,786	$ 16,213,234
Net realized gain (loss) on investment transactions	(32,816,854)	(9,088,786)
Net unrealized appreciation (depreciation) on investment transactions during the period	(51,006,634)	4,848,889
Net increase (decrease) in net assets resulting from operations	(77,235,702)	11,973,337
Capital transaction in shares of beneficial interest: Proceeds from capital invested	28,898,984	158,875,303
Value of capital withdrawn	(151,700,131)	(141,358,408)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(122,801,147)	17,516,895
Increase (decrease) in net assets	(200,036,849)	29,490,232
Net assets at beginning of period	581,013,833	551,523,601
Net assets at end of period	$ 380,976,984	$ 581,013,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended March 31,	2002[a]	2002	2001	2000	1999	1998
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	381	581	552	733	704	649
Ratio of expenses before expense reductions (%)	.77*	.74	.76	.76	.76	.76
Ratio of expenses after expense reductions (%)	.55*	.55	.59	.60	.60	.60
Ratio of net investment income (loss) (%)	2.79*	2.84	3.19	2.69	2.91	2.97
Portfolio turnover rate (%)	95*	90	118	222	109	199
Total Investment Return (%)[b]	(15.03)**	2.08	-	-	-	-
[a] For the six months ended September 30, 2002 (Unaudited). [b] Total investment return for the Portfolio was not a required disclosure prior to 2002. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The Asset Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Deutsche Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $198,873,551 and $296,513,943, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or "the Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. The Portfolio waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Deutsche Cash Management Fund Institutional.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended September 30, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2002
	$ 236,878	$ 32,493

During the period, the Advisor and Administrator agreed to waive its fees and reimburse expenses of the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio to 0.55%. The Advisor and Administrator may terminate this voluntary waiver and reimbursement at any time without notice to the shareholders. Under this agreement, for the six months ended September 30, 2002, the Advisor and Administrator waived and absorbed $506,716 of expenses.

Other. The Portfolio may invest in Deutsche Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for attended board and committee meetings.

D. Forward Foreign Currency Commitments.

The Portfolio had the following open contracts at September 30, 2002:

Contracts to Deliver/Receive	In Exchange For		Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD 6,333,468	CAD	9,850,000	10/3/2002	$ (123,835)
USD 12,535,272	EUR	12,637,000	10/4/2002	(47,906)
USD 9,715,031	GBP	6,222,000	10/4/2002	68,448
AUD 4,165,000	USD	2,261,283	10/4/2002	(1,357)
JPY 208,813,000	USD	1,774,972	10/4/2002	59,541
				$ (45,109)

Currency Abbreviation
CAD	Canadian Dollar	EUR	Euro
GBP	British Pound	JPY	Japanese Yen
USD	US Dollar	AUD	Australian Dollar

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. During the period the Portfolio had no borrowings on the line of credit.

F. Other Information

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that for funds organized as master/feeder funds, Deutsche Asset Management, Inc. would continue as investment advisor of each master portfolio of the feeder funds. In each case, it is proposed that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the master portfolios. These changes are expected to be completed, pending Board and shareholder approval and satisfaction of certain other conditions, within three to six months.

Shareholder Meeting Results

A Special Meeting of Shareholders of Asset Management Portfolio (the "Portfolio") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

	Number of Votes:
	For	Withheld
Richard R. Burt	48,700,731	10,450
S. Leland Dill	48,700,731	10,450
Martin J. Gruber	48,700,731	10,450
Richard T. Hale	48,700,731	10,450
Joseph R. Hardiman	48,700,731	10,450
Richard J. Herring	48,700,731	10,450
Graham E. Jones	48,700,731	10,450
Rebecca W. Rimel	48,700,731	10,450
Philip Saunders, Jr.	48,700,731	10,450
William N. Searcy	48,700,731	10,450
Robert H. Wadsworth	48,700,731	10,450

2. To approve new investment advisory agreements (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between each fund's corresponding Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
48,703,623	7,557	0

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund+
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
+ On October 7, 2002, this fund was closed to new investors.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002